Exhibit 99


               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


 Pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, I, D. Ronald Allen, the Chief Executive Officer and Chief Financial Officer of Integrated Performance Systems, Inc., (the "Company"), hereby certifies as follows:

   (1) The Company's Transition Report on S.E.C. Form 10-KSB for the period from December 1, 2001, to November 31, 2002, as filed with the Securities and Exchange Commission on March 17,2003, (the "Periodic Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                         /s/ D. Ronald Allen
                                         -------------------
                                         D. Ronald Allen,
                                         Chief Executive Officer and
                                         Chief Financial Officer